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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 1998



                           AXYS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



            0-22788                                   22-2969941
     (Commission File No.)                 (IRS Employer Identification No.)


                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 829-1000



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

        This Current Report on Form 8-K (the "Report") contains forward looking statements that involve risks and uncertainties, including risks that the integration of the operations, technologies and employees of AxyS Pharmaceuticals, Inc. (formerly Arris Pharmaceutical Corporation), a Delaware corporation ("AxyS"), and Sequana Therapeutics, Inc., a California corporation ("Sequana"), might not occur as anticipated; that the synergies expected to result from the merger described below might not occur as anticipated; that certain of the corporate partners of AxyS and Sequana may view the Merger as disadvantageous to them and as a consequence, the combined company's relationship with these strategic partners could be adversely affected; that management's attention might be diverted from day-to-day business activities; and that greater than normal employee turnover might occur. In addition, there are normal risks and uncertainties associated with the businesses of AxyS and Sequana, including the companies' early stage of development, the companies' dependence on collaborative relationships, the uncertainties relating to clinical trials and regulatory clearance, the uncertainty relating to Sequana's ability to commercialize gene discoveries, the intense competition and rapid technological change in the biotechnology and pharmaceutical industries, the companies' dependence on their ability to attract and retain professional staff, the uncertainty of additional funding and the uncertainty relating to intellectual property rights. Actual results and developments may differ materially from those described in this Report. For more information about AxyS and risks relating to investing in AxyS, refer to AxyS' (formerly Arris Pharmaceutical Corporation) most recent reports on Form 10-K and Form 10-Q, and the recent registration statement on Form S-4 related to the merger described below, as filed with the United States Securities and Exchange Commission (the "Commission") on November 26, 1997.

         Beagle Acquisition Sub, Inc. ("Merger Sub"), which was a wholly owned subsidiary of AxyS, was merged with and into Sequana, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of November 2, 1997, among AxyS, Merger Sub and Sequana (the "Agreement"). The terms of the Agreement were determined through arms' length negotiations between AxyS and Sequana.

         The merger of Merger Sub with and into Sequana (the "Merger") became effective at the time of the filing of an Agreement of Merger with the California Secretary of State on January 8, 1998 (the "Effective Time"). At the Effective Time: (i) Merger Sub ceased to exist; (ii) Sequana, as the surviving corporation in the Merger, became a wholly owned subsidiary of AxyS; and (iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of Sequana Common Stock, par value $0.001 per share ("Sequana Common Stock"), outstanding immediately prior to the Effective was converted into the right to receive one and thirty-five one-hundredths (1.35) shares of Common Stock, $.001 par value per share, of AxyS ("AxyS Common Stock").

          In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to Sequana warrants then outstanding, were converted into and became rights with respect to AxyS Common Stock, and AxyS assumed each such outstanding Sequana warrant in accordance with the terms of such warrants. By virtue of the assumption by AxyS of such Sequana warrants, from and after the Effective Time: (i) each Sequana warrant assumed by AxyS may be exercised solely for AxyS Common Stock; (ii) the number of shares of AxyS Common Stock subject to


                                       2.


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each such Sequana warrant is equal to the number of shares of Sequana Common
Stock subject to such Sequana warrant immediately prior to the Effective Time multiplied by 1.35 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such Sequana warrant was adjusted by dividing the per share exercise price under such Sequana warrant by 1.35 and rounding up to the nearest cent.

         The former stockholders of Sequana are receiving approximately 15,000,000 shares of AxyS Common Stock pursuant to the Merger. In addition, approximately 500,000 shares may be issued in connection with the exercise of the Sequana warrants assumed by AxyS or the exercise of AxyS warrants issued to replace Sequana warrants in connection with the Merger.

         The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a purchase. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

         Sequana is a leading genomics company that uses industrial-scale gene discovery and functional genomics technologies to facilitate the development and commercialization of prognostic, diagnostic and therapeutic products. Sequana has ongoing discovery programs in asthma, diabetes, obesity, osteoporosis, schizophrenia and manic depression, among other important disease areas, and has scientific collaborations with several major pharmaceutical companies worldwide.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired

                   (1) The required financial statements with respect to the acquired business referred to in item 2 of this report are incorporated by reference to such financial statements as filed with the Securities and Exchange Commission (the "Commission") by Sequana (Commission File Number 000-26244) in Sequana's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and in Sequana's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1997, June 30, 1997 and September 30, 1997.

         (b)      Pro Forma Financial Information

                  (1) The required pro forma financial information with respect to the acquired business referred to in Item 2 of this Report is incorporated by reference to such pro forma financial information as filed with the Commission by AxyS in the Registration Statement on Form S-4 (Registration No. 333-41205) on November 26, 1997.

         (c)      Exhibits

EXHIBIT NO.                DESCRIPTION
-----------                -----------
2                          Agreement and Plan of Merger and Reorganization,
                           dated as of November 2, 1997, among Arris
                           Pharmaceutical Corporation, a Delaware corporation,
                           Beagle Acquisition Sub, Inc., a California
                           corporation, and


                                       3.


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
EXHIBIT NO.                DESCRIPTION
-----------                -----------
                           Sequana Therapeutics, Inc. a Delaware corporation
                           (incorporated by reference to AxyS' Current Report on
                           Form 8-K filed with the Commission on November 12,
                           1997)

23.1                       Consent of Ernst & Young LLP

99.1                       Press Release of AxyS, dated January 9, 1998


                                       4.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AXYS  Pharmaceuticals, Inc.

Dated:  January 23, 1998                 /s/ Frederick J. Ruegsegger
                                      ------------------------------------
                                         Frederick J. Ruegsegger
                                         Vice President, Finance and Business
                                         Development


                                       5.


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
2                          Agreement and Plan of Merger and Reorganization,
                           dated as of November 2, 1997, among Arris
                           Pharmaceutical Corporation, a Delaware corporation,
                           Beagle Acquisition Sub, Inc., a California
                           corporation, and Sequana Therapeutics, Inc. a
                           Delaware corporation (incorporated by reference to
                           AxyS' Current Report on Form 8-K filed with the
                           Commission on November 12, 1997)

23.1                       Consent of Ernst & Young LLP

99.1                       Press Release of AxyS, dated January 9, 1998


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